AMENDMENT NO. 1

to

STOCK PURCHASE AGREEMENT

(FORMERLY, ASSET PURCHASE AGREEMENT)

Amendment No. 1 to the Stock Purchase Agreement, dated as of March 01, 2020 (the "Amendment"), by and among DAVID MONTROSS (“Seller”) and SOLAR INTEGRATED ROOFING CORP., a Nevada corporation (“Buyer”). Buyer and Seller are sometimes each referred to separately as a “Party” and collectively herein as the “Parties.”

WHEREAS, the Parties entered into that certain Asset Purchase Agreement dated March 20, 2019, as amended on July 29, 2019; and

WHEREAS, the Original Agreement erroneously provided for Solar Acquisitions I, Inc. (“Acquisition Sub”) to acquire the Assets as a wholly owned subsidiary of SIRC; and

WHEREAS, the Parties desire to amend, correct and ratify the Original Agreement to reflect that the purchaser of the Assets is SIRC and not Acquisition Sub; and

WHEREAS, the Parties hereto desire to amend the Original Agreement to be a Stock Purchase Agreement (“SPA”); and

WHEREAS, Seller owned all the issued and outstanding shares of common stock (the “Shares”) of Montross Companies, Inc., a California corporation (the “Company”); and

WHEREAS, Seller sold to Buyer, and Buyer purchased from Seller, the Shares, subject to the terms and conditions set forth in the Existing Agreement and this Amendment; and

WHEREAS, pursuant to Section 10.10 of the Existing Agreement, the amendment contemplated by the Parties must be contained in a written agreement signed by both parties.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2.Amendments to the Existing Agreement. As of the Effective Date (defined below), the Existing Agreement is hereby amended or modified as follows:

(a)Generally, any and all references to ‘Assets’, ‘Acquired Assets’, ‘Asset Purchase’, etc. shall be construed and interpreted to be a reference to the Seller’s sale of and Buyer’s purchase of the Shares.

(b)Section 2.01 is hereby amended to read as follows:

Purchase and Sale of Shares. On and subject to the terms and conditions of this Agreement, Buyer agrees to purchase from Seller, and Seller agrees to sell, transfer, convey and deliver to Buyer, all Shares at the Closing in consideration of the payment of the Purchase Price.

(c)Section 2.02 is hereby amended to read as follows:

Assumption of Liabilities. In conjunction with Buyer’s purchase of the Shares, Buyer and Seller hereby agree that Buyer shall assume any and all Company liabilities. Notwithstanding anything herein to the contrary, Buyer shall not assume or have responsibility for any of the Excluded Liabilities.

(d)Section 2.03 is hereby amended by to read as follows:

Purchase Price. The “Purchase Price” shall mean consideration paid by the Buyer to David Montross or his assigns (“Shareholder”), as follows: (i) Six Million Two Hundred Fifty Thousand (6,250,000) shares of the Parent’s common stock; and (ii) Two-Hundred Fifty Thousand Dollars ($250,000.00) cash payable as agreed by the Parties.

(e)Closing Date, as defined in Section 2.06, is hereby modified to be March 01, 2020.

3.Date of Effectiveness; Limited Effect. This Amendment will be deemed effective as of date first appearing above (“Effective Date”). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Existing Agreement to "this Agreement," "the Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Existing Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Existing Agreement, will mean and be a reference to the Existing Agreement as amended by this Amendment.

4.Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(a)It has the full right, power, and authority to enter into this Amendment and to perform its obligations hereunder and under the Existing Agreement as amended by this Amendment.

(b)The execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this

Amendment by such Party, have been duly authorized by all necessary action on the part of such Party.

(c)This Amendment has been executed and delivered by such Party and (assuming due authorization, execution, and delivery by the other Party hereto) constitutes the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms.

EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 3 OF THE EXISTING AGREEMENT AND IN THIS SECTION 4 OF THIS AMENDMENT, (A) NEITHER PARTY HERETO NOR ANY PERSON ON SUCH PARTY'S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE, OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, AND (B) EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY THE OTHER PARTY, OR ANY OTHER PERSON ON SUCH OTHER PARTY'S BEHALF, EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION 4.

5.Miscellaneous.

(a)This Amendment and all related documents, and all matters arising out of or relating to this Amendment, whether sounding in contract, tort, or statute are governed by, and construed in accordance with, the laws of the State of California.

(b)This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

(c)The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d)This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(e)This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

(Remainder of page left blank; Signature page follows)

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

SELLER:

David Montross, an individual

BUYER:
SOLAR INTEGRATED ROOFING CORP.

By:
Name: David Massey
Title: CEO